UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6490

Dreyfus Premier International Funds, Inc.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/04

SSL-DOCS2 70134233v1

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
Greater China Fund

SEMIANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
13	Financial Highlights
18	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

     Dreyfus Premier Greater China Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Greater China Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,Adrian Au.

Positive economic data continued to accumulate in many of the world’s developed and emerging markets during the reporting period. Recovering economies in China and the United States have led to better business conditions for many exporters, including suppliers of energy products and raw materials used in manufacturing.At the same time, relatively low interest rates and robust consumer spending have supported most local economies. As a result, companies around the world have generally enjoyed higher earnings and stock prices.

Despite these encouraging developments, we continue to believe that investors should be aware of potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation, an unexpected interruption of global demand for energy and commodities, and the chance that terrorism could cause renewed instability in international markets.As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Adrian Au, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund’s Class A, B, C, R and T shares produced total returns of 5.76%, 5.38%, 5.41%, 5.95% and 5.69%, respectively.1 In contrast, the fund’s benchmark, the Hang Seng Index, produced a total return of –0.98% for the same period.2 Returns from China’s stock market generally were muted during the reporting period as investors became increasingly concerned about a potentially overheated Chinese economy and controversy surrounding the outsourcing of jobs from the United States to China. The fund outperformed the Hang Seng Index, as timely investments in mainland manufacturing companies were offset by weakness in holdings in Taiwan, which was affected by the presidential election.

What is the fund’s investment approach?

The fund normally invests at least 80% of its assets in stocks of companies that (i) are principally traded in China, Hong Kong or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.The fund’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offer-ings.To determine where the fund will invest, the portfolio managers analyze several factors, including economic and political trends in Greater China; the current financial condition and future prospects of individual companies and sectors in the region; and the valuation of one market or company relative to that of another.

The portfolio manager seeks companies with accelerated earnings outlooks and whose share prices appear to be reasonably valued relative to their growth potential. Characteristics of such companies include high-quality management with a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which the fund invests are leaders in their respective industries, with strong recognition. Many of the securities in which the fund invests are denominated in foreign currencies.To protect the fund against potential depreciation of the region’s currencies versus the U.S. dollar, the fund may engage in currency hedging.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

While economic growth in China continued to boom during the reporting period, some investors have grown concerned that the growth rate may be too high, potentially leading to overheated conditions and the possibility of a temporary but abrupt economic slowdown.The government recently announced that China’s gross domestic product advanced at a rate substantially exceeding its target during the first quarter of 2004. Spending on factories, equipment, roads and other infrastructure has risen sharply, and the inflation rate has climbed. In Beijing, local authorities are spending billions of dollars on new subways, roads and stadiums in preparation for the 2008 Olympic Games. Luxury apartments are selling quickly, with long waiting lists of prospective buyers. In China’s coastal cities, electric utilities have had trouble keeping up with demand for power from new factories and housing. To forestall excessive economic growth, the Chinese government began raising bank reserve requirements in December 2003. Investors, already concerned about the possibility of a boom-bust cycle,became more nervous when China tightened credit further in March and April 2004.

The fund’s performance also was affected during the reporting period by controversy regarding the outsourcing of jobs by U.S. manufacturers to lower cost labor markets such as India and China. The controversy over outsourcing was a factor during the U.S. presidential primaries in late 2003 and early 2004, causing some investors to reduce their holdings of Chinese manufacturers.

As investors sold shares and stocks declined, we identified opportunities to invest in companies that, in our view, were fundamentally sound and selling at attractive prices. Indeed, many of these companies have since seen their stock prices rebound. For example, Lung Kee, a manufacturer of plastic case molding for consumer electronics, handsets and auto parts products, has increased its market share as more companies seek to outsource this manufacturing process. The fund also enjoyed attractive returns from its position in Weiqiao Textile, the largest textile mill in China, which benefited as garment manufacturers sought greater efficiencies in cotton yarn production. In addition, Taiwanese manufacturers of television panels have launched a new generation of liquid crystal display panels, attracting the attention of Japanese consumer electronic companies. However, the overall market in Taiwan was affected by the uncertainties of the presidential election.

What is the fund’s current strategy?

In our view, preemptive measures by the Chinese government indicate that it is aware of the potential for an overheated economy, and it appears to be taking steps to moderate the nation’s growth. Some investors have become worried about a recurrence of the events of 1994, when measures to restrict lending by the Chinese government caused high unemployment and sharply lower real estate prices. However, we believe that such fears are overblown. In our view, important differences characterize the two time periods. In 1994, China was primarily a planned economy; in 2004, it is more market-oriented and is subject to fewer government controls. Therefore, we currently expect a “soft landing” for the economy.We believe that the severity of the market correction currently affecting many Chinese stocks may be unwarranted, particularly in economically sensitive sectors such as basic materials and telecommunications. Of course, we intend to monitor economic and market conditions carefully, and we may adjust the fund’s strategies accordingly.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
Since the fund’s inception, a significant portion of the fund’s performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Hang Seng Index is a capitalization-weighted index of approximately 33 companies that represent 70 percent of the total market capitalization of the Stock Exchange of Hong Kong.The components of the index are divided into 4 subindices: Commerce, Finance, Utilities and Properties.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

Common Stocks—89.7%	Shares	Value ($)

China—22.9%
Beijing Datang Power Generation, Cl. H	5,417,000	4,236,480
China Petroleum and Chemical, Cl. H	14,000,000	4,846,278
China Telecom, Cl. H	9,080,000	2,706,608
Huaneng Power International, Cl. H	1,774,000	1,660,325
Sinopec Shanghai Petrochemical, Cl. H	10,790,000	3,631,343
Weiqiao Textile, Cl. H	3,874,000	5,090,964
Yanzhou Coal Mining, Cl. H	6,138,000	5,784,033
Zhejiang Expressway, Cl. H	4,974,000	3,108,830
		31,064,861
Hong Kong—43.1%
AV Concept	18,066	3,312,185
Asia Aluminum	16,250	1,875,048
CNOOC	4,954	1,778,405
Citic 21CN	13,760,000 [a]	1,376,035
Dream International	5,812,000	1,713,839
Esprit	1,330,000	5,490,654
Far East Pharmaceutical Technology	12,184,000	1,640,196
Global Bio-chem Technology	2,784,000	2,052,360
Golding Soft	5,220,000 [a]	22,754
HSBC	310,000	4,530,885
Hang Lung	2,583,000	3,609,669
JCG	2,000,000	1,512,859
Kerry Properties	2,690,000	3,914,395
Lifestyle International	3,391,000 [a]	3,521,513
Linmark	2,774,000	1,120,298
Lung Kee	6,885,000	3,045,367
Mansion House	8,000,000 [a]	302,572
MediaNation	360,000 [a]	5,077
Semiconductor Manufacturing International	1,235,000 [a]	297,674
SunCorp Technologies	4,062,000	510,367
TCL International	4,950,000	1,856,298
Tack Fat Group International	21,192,000	1,929,065
Television Broadcasts	1,115,000	5,203,467
Van Shung Chong	4,346,000	713,208
Victory City International	12,048,083	5,174,630
Wing Hang Bank	279,500	1,784,546
		58,293,366

6

Common Stocks (continued)		Shares	Value ($)

Singapore—.9%
Huan Hsin		450,000	267,039
Osim International		1,392,000	956,898
			1,223,937
Taiwan—22.8%
Asia Vital Components		2,099,000	2,742,634
Chi Mei Optoelectronics		1,892,000 [a]	4,072,799
Everlight Electronics		373	623
Formosa Plastics		2,206,200	3,155,035
Jenn Feng Industrial		1,012,000	2,300,346
Phoenixtec Power		2,339,300	2,486,145
Taiwan Semiconductor Manufacturing		3,190,000 [a]	5,522,354
United Microelectronics		8,100,000 [a]	7,267,199
Zyxel Communications		1,504,000	3,282,854
			30,829,989

Total Investments (cost $	119,298,353)	89.7%	121,412,153
Cash and Receivables (Net)		10.3%	13,986,848
Net Assets		100.0%	135,399,001

a Non-income producing. See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			119,298,353		121,412,153
Cash denominated in foreign currencies			15,236,887		15,165,131
Receivable for investment securities sold					4,773,636
Receivable for shares of Common Stock subscribed					880,735
Dividends receivable					582,494
Prepaid expenses					47,101
					142,861,250

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)					245,205
Cash overdraft due to Custodian					2,759,996
Payable for shares of Common Stock redeemed					2,381,446
Payable for investment securities purchased					1,952,635
Net unrealized (depreciation) on forward
currency exchange contracts—Note 4					462
Accrued expenses					122,505
					7,462,249

Net Assets ( $)					135,399,001

Composition of Net Assets ($):
Paid-in capital					130,351,708
Accumulated investment (loss)—net					(75,121)
Accumulated net realized gain (loss) on investments					3,083,469
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					2,038,945

Net Assets ( $)					135,399,001

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	69,190,566	20,677,726	39,041,368	5,807,711	681,630
Shares Outstanding	3,452,036	1,068,226	2,016,024	286,724	34,638

Net Asset Value
Per Share ( $)	20.04	19.36	19.37	20.26	19.68

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $1,098 foreign taxes withheld at source)	1,218,939
Expenses:
Investment advisory fee—Note 3(a)	699,278
Shareholder servicing costs—Note 3(c)	202,170
Distribution fees—Note 3(b)	172,451
Custodian fees	135,843
Registration fees	42,422
Prospectus and shareholders’ reports	12,701
Professional fees	12,450
Directors’ fees and expenses—Note 3(d)	9,870
Miscellaneous	5,696
Total Expenses	1,292,881
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(1,463)
Net Expenses	1,291,418
Investment (Loss)—Net	(72,479)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,209,507
Net realized gain (loss) on forward currency exchange contracts	(94,143)
Net Realized Gain (Loss)	3,115,364
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(5,128,294)
Net Realized and Unrealized Gain (Loss) on Investments	(2,012,930)
Net (Decrease) in Net Assets Resulting from Operations	(2,085,409)

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income (loss)—net	(72,479)	83,569
Net realized gain (loss) on investments	3,115,364	1,973,692
Net unrealized appreciation
(depreciation) on investments	(5,128,294)	8,297,373
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,085,409)	10,354,634

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(91,264)	(27,343)
Class C shares	(5,190)	(220)
Class R shares	(8,663)	(2,270)
Class T shares	(465)	(773)
Net realized gain on investments:
Class A shares	(412,697)	—
Class B shares	(91,748)	—
Class C shares	(210,735)	—
Class R shares	(23,881)	—
Class T shares	(4,117)	—
Total Dividends	(848,760)	(30,606)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	62,783,487	41,165,835
Class B shares	17,190,097	6,997,749
Class C shares	34,145,188	17,497,893
Class R shares	7,838,992	2,569,746
Class T shares	1,565,110	486,608

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	383,151	26,245
Class B shares	61,757	—
Class C shares	144,331	172
Class R shares	28,793	2,104
Class T shares	4,479	773
Cost of shares redeemed:
Class A shares	(26,295,279)	(19,514,791)
Class B shares	(2,250,500)	(3,407,173)
Class C shares	(8,737,929)	(6,422,648)
Class R shares	(3,373,715)	(1,508,691)
Class T shares	(1,126,114)	(289,175)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	82,361,848	37,604,647
Total Increase (Decrease) in Net Assets	79,427,679	47,928,675

Net Assets ($):
Beginning of Period	55,971,322	8,042,647
End of Period	135,399,001	55,971,322
Undistributed investment income (loss)—net	(75,121)	102,940

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	2,938,691	2,664,231
Shares issued for dividends reinvested	19,578	2,123
Shares redeemed	(1,243,683)	(1,350,028)
Net Increase (Decrease) in Shares Outstanding	1,714,586	1,316,326

Class Ba
Shares sold	828,655	476,294
Shares issued for dividends reinvested	3,259	—
Shares redeemed	(109,585)	(262,017)
Net Increase (Decrease) in Shares Outstanding	722,329	214,277

Class C
Shares sold	1,658,033	1,158,112
Shares issued for dividends reinvested	7,612	14
Shares redeemed	(423,179)	(467,251)
Net Increase (Decrease) in Shares Outstanding	1,242,466	690,875

Class R
Shares sold	360,669	158,959
Shares issued for dividends reinvested	1,457	169
Shares redeemed	(156,417)	(103,200)
Net Increase (Decrease) in Shares Outstanding	205,709	55,928

Class T
Shares sold	71,641	34,905
Shares issued for dividends reinvested	233	64
Shares redeemed	(52,874)	(20,979)
Net Increase (Decrease) in Shares Outstanding	19,000	13,990

a During the period ended April 30, 2004, 8,494 Class B shares representing $182,633 were automatically converted to 8,211 Class A shares and during the period ended October 31, 2003, 313 Class B shares representing
$4,038 were automatically converted to 304 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal peri-
ods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	19.18	12.26	12.32	18.20	14.45	12.78
Investment Operations:
Investment income (loss)—net[a]	.02	.10	.09	.03	(.34)	.04
Net realized and unrealized
gain (loss) on investments	1.07	6.88	(.11)	(1.24)	4.26	1.75
Total from Investment Operations	1.09	6.98	(.02)	(1.21)	3.92	1.79
Distributions:
Dividends from
investment income—net	(.04)	(.06)	(.04)	—	(.11)	(.12)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)	—
Total Distributions	(.23)	(.06)	(.04)	(4.67)	(.17)	(.12)
Net asset value, end of period	20.04	19.18	12.26	12.32	18.20	14.45

Total Return (%)[b]	5.76[c]	57.25	(.19)	(10.04)	27.06	14.18

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.00[c]	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income
(loss) to average net assets	.07[c]	.68	.61	.19	(1.46)	.34
Decrease reflected in above
expense ratios due to
undertaking by
The Dreyfus Corporation	.00[c,d]	.57	1.55	2.38	2.34	8.03
Portfolio Turnover Rate	75.68[c]	194.40	327.93	553.68	488.33	206.09

Net Assets, end of period
($ x 1,000)	69,191	33,324	5,165	3,151	3,712	1,721

a Based on average shares outstanding at each month end.

b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	18.56	11.89	12.00	17.97	14.34	12.73
Investment Operations:
Investment income (loss)—net[a]	(.06)	.00[b]	(.01)	(.07)	(.49)	(.05)
Net realized and unrealized
gain (loss) on investments	1.05	6.67	(.10)	(1.23)	4.23	1.74
Total from Investment Operations	.99	6.67	(.11)	(1.30)	3.74	1.69
Distributions:
Dividends from
investment income—net	—	—	—	—	(.05)	(.08)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)	—
Total Distributions	(.19)	—	—	(4.67)	(.11)	(.08)
Net asset value, end of period	19.36	18.56	11.89	12.00	17.97	14.34

Total Return (%)[c]	5.38[d]	56.10	(1.00)	(10.73)	25.95	13.36

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.39[d]	3.00	3.00	3.00	3.00	3.00
Ratio of net investment income
(loss) to average net assets	(.27)[d]	.01	(.08)	(.49)	(2.17)	(.41)
Decrease reflected in above
expense ratios due to
undertaking by
The Dreyfus Corporation	.00[d,e]	.66	1.58	2.40	2.33	8.03
Portfolio Turnover Rate	75.68[d]	194.40	327.93	553.68	488.33	206.09

Net Assets, end of period
($ x 1,000)	20,678	6,420	1,565	947	961	268

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	18.57	11.90	12.01	17.98	14.32	12.73
Investment Operations:
Investment (loss)—net[a]	(.06)	(.01)	(.00)[b]	(.06)	(.54)	(.05)
Net realized and unrealized
gain (loss) on investments	1.05	6.68	(.11)	(1.24)	4.29	1.74
Total from Investment Operations	.99	6.67	(.11)	(1.30)	3.75	1.69
Distributions:
Dividends from
investment income—net	(.00)[b]	(.00)[b]	—	—	(.03)	(.10)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)	—
Total Distributions	(.19)	(.00)[b]	—	(4.67)	(.09)	(.10)
Net asset value, end of period	19.37	18.57	11.90	12.01	17.98	14.32

Total Return (%)[c]	5.41[d]	56.08	(.92)	(10.83)	26.10	13.38

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.36[d]	2.97	3.00	3.00	3.00	3.00
Ratio of net income (loss)
to average net assets	(.28)[d]	(.08)	(.00)[e]	(.46)	(2.28)	(.38)
Decrease reflected in above
expense ratios due to
undertaking by
The Dreyfus Corporation	.00[d,e]	.45	1.55	2.41	2.33	8.03
Portfolio Turnover Rate	75.68[d]	194.40	327.93	553.68	488.33	206.09

Net Assets, end of period
($ x 1,000)	39,041	14,363	984	515	492	356

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	19.38	12.36	12.41	18.27	14.49	12.79
Investment Operations:
Investment income (loss)—net[a]	.05	.14	.11	.06	(.28)	.08
Net realized and unrealized
gain (loss) on investments	1.09	6.97	(.08)	(1.25)	4.26	1.75
Total from Investment Operations	1.14	7.11	.03	(1.19)	3.98	1.83
Distributions:
Dividends from
investment income—net	(.07)	(.09)	(.08)	—	(.14)	(.13)
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	(.06)	—
Total Distributions	(.26)	(.09)	(.08)	(4.67)	(.20)	(.13)
Net asset value, end of period	20.26	19.38	12.36	12.41	18.27	14.49

Total Return (%)	5.95[b]	57.93	.10	(9.78)	27.40	14.54

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.87[b]	1.92	2.00	2.00	2.00	2.00
Ratio of net investment income
(loss) to average net assets	.22[b]	1.04	.78	.46	(1.24)	.59
Decrease reflected in above
expense ratios due to
undertaking by
The Dreyfus Corporation	.00[b,c]	.64	1.63	2.42	2.37	8.03
Portfolio Turnover Rate	75.68[b]	194.40	327.93	553.68	488.33	206.09

Net Assets, end of period
($ x 1,000)	5,808	1,570	310	290	329	234

a Based on average shares outstanding at each month end.

b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

16

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	18.83	12.07	12.15	17.99	28.76
Investment Operations:
Investment income (loss)—net[b]	.02	.21	.10	.01	(.24)
Net realized and unrealized
gain (loss) on investments	1.04	6.64	(.13)	(1.18)	(10.53)
Total from Investment Operations	1.06	6.85	(.03)	(1.17)	(10.77)
Distributions:
Dividends from investment income—net	(.02)	(.09)	(.05)	—	—
Dividends from net realized
gain on investments	(.19)	—	—	(4.67)	—
Total Distributions	(.21)	(.09)	(.05)	(4.67)	—
Net asset value, end of period	19.68	18.83	12.07	12.15	17.99

Total Return (%)[c]	5.69[d]	57.16	(.32)	(9.78)	(37.48)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.15[d]	2.36	2.50	2.50	1.67[d]
Ratio of net investment income (loss)
to average net assets	.09[d]	1.51	.69	.06	(1.04)[d]
Decrease reflected in above expense
ratios due to undertaking by
The Dreyfus Corporation	(.02)[d]	1.10	3.30	5.78	1.46[d]
Portfolio Turnover Rate	75.68[d]	194.40	327.93	553.68	488.33

Net Assets, end of period ($ x 1,000)	682	295	20	2	1

a From May 1, 2000 (commencement of initial offering) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the “fund”) is a separate non diversified portfolio of Dreyfus Premier International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management invest ment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective long-term capital appreciation.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned sub sidiary of Mellon Financial Corporation (“Mellon Financial”). Hamon U.S. Investment Advisors Limited (“Hamon”) serves as the fund’s sub investment adviser. Hamon is an affiliate of Dreyfus.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned sub sidiary of Dreyfus, is the distributor of the fund’s shares. The fund authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically con vert to Class A shares after six years. Class C shares are subject to CDSC imposed on Class C shares redeemed within one year of pur chase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and opera tions of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,037 during the period ended April 30, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized cap-

20

ital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $30,606.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2003 through October 31, 2004, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund’s average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $1,463 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $157,796, Rule 12b-1 distribution plan fees $30,134, shareholder services plan fees $41,112 and transfer agency per account fees $16,163.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund’s average daily net assets.

During the period ended April 30, 2004, the Distributor retained $196,796 and $1,168 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $25,001 and $40,518 contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $54,996, $116,735 and $720, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to

22

shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $75,918, $18,332, $38,912 and $720, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $40,850 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2004, amounted to $145,021,922 and $74,798,169, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2004:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Hong Kong Dollar,
expiring 5/3/2004	23,403,000	3,000,000	3,000,462	(462)

At April 30, 2004, accumulated net unrealized appreciation on investments was $2,113,800, consisting of $8,386,722 gross unrealized appreciation and $6,272,922 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments

24

was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 25

For More Information

Dreyfus Premier
Greater China Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Hamon U.S. Investment Advisors Ltd.
4310-4315 Janline House
1 Connaught Place, Central
Hong Kong

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation

0130SA0404

Dreyfus Premier
International
Growth Fund

SEMIANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

     Dreyfus Premier International Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Growth Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Paul Butler.

Positive economic data continued to accumulate in many of the world’s developed and emerging markets during the reporting period. Recovering economies in China and the United States have led to better business conditions for many exporters, including suppliers of energy products and raw materials used in manufacturing.At the same time, relatively low interest rates and robust consumer spending have supported most local economies. As a result, companies around the world have generally enjoyed higher earnings and stock prices.

Despite these encouraging developments, we continue to believe that investors should be aware of potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation, an unexpected interruption of global demand for energy and commodities, and the chance that terrorism could cause renewed instability in international markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 12.91% for Class A shares, 12.43% for Class B shares, 12.41% for Class C shares, 12.57% for Class R shares and 12.12% for Class T shares.1 This compares with an 11.78% total return produced by the fund’s benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.2 In addition, the average total return of the Lipper International Funds category, in which the fund is reported, was 10.46% for the same period.3

Stock markets worldwide rallied during the reporting period as interest rates fell and economic conditions improved. The fund produced higher returns than its benchmark and Lipper category average, primarily due to its emphasis on economically-sensitive stocks that we believed would benefit from improving business conditions.

What is the fund’s investment approach?

The fund seeks capital growth.To pursue its goal, the fund primarily invests in growth stocks of foreign companies. Normally, the fund invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, the portfolio conducts a “bottom-up” approach, focusing on individual stock selection rather than on macroeconomic factors.There are no country allocation models or targets.The portfolio is particularly alert to companies whose revenue and earnings growth potential are considered by management to be faster than those of industry peers or the local market. Additionally, the fund focuses on three broad investment criteria. First, the stock should fit a broad investment theme that in our view is poised to benefit from long-term trends affecting change in the world’s economy. Second, the issuer must show financial and commercial strength.Third, the stock must be reasonably priced.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio typically sells a stock when its growth forecast is reduced, its valuation target is reached, or the portfolio manager decides to reduce the weighting in its market.

What other factors influenced the fund’s performance?

International stock markets were driven higher during the reporting period by lower interest rates and improving economic conditions. In Asia, China’s rapid economic growth helped produce gains in nearby markets that export energy and commodities. Similarly, a recovering U.S. economy helped boost revenues for overseas companies that export goods and services to the United States. Even Japan, which had been mired in recession for more than a decade, began to show signs of recovery after instituting long-awaited banking system reforms.

In this environment, we tended to favor companies in industries that historically have performed well in the earlier stages of economic recoveries. Conversely, we maintained relatively light positions in traditionally defensive companies, such as utilities and consumer staples producers. This positioning benefited the fund’s performance when relatively cyclical technology stocks produced above-average gains. The fund’s emphasis on retail banks also benefited performance as lower interest rates and higher levels of consumer borrowing helped boost banks’ revenues and profit margins. Some of the fund’s strongest performers in the banking area included Deutsche Bank, France’s Societe Generale and Austria’s Erste Bank.

The fund’s relatively heavy exposure to Asian stocks also helped boost its relative returns. The fund’s investments in domestic companies —such as Bank Central Asia in Indonesia and Thai Cement — helped it participate in the strength of the region’s consumer and housing sectors, while holdings of Asian exporters helped the fund leverage the success of companies tied to U.S. markets.

Since Japan’s economy showed signs of recovery during the reporting period, we increased the fund’s holdings of Japanese stocks, where we focused on lenders such as ACOM; and were overweight in automobile companies such as Nissan Motor Co. We maintained the fund’s overweighted position in emerging markets, where Brazilian

4

companies such as integrated oil company Petrobras appeared to us to be fundamentally sound and attractively valued.

In Europe, where interest rates tended to be higher and economic growth slower than in other parts of the world, the fund benefited from its relatively defensive investments in pharmaceutical companies Roche and Novartis, both high-quality companies with strong new product pipelines.

On the other hand, some individual holdings provided disappointing results. Chief among them were Brasil Telecom, hurt by litigation concerns; drug company GlaxoSmithKline, whose research and development efforts have been relatively unproductive; and telecommunications equipment provider Nokia, which is losing share in the handset market.

What is the fund’s current strategy?

We have maintained a generally defensive posture in Europe through positions in companies that historically have produced steady earnings over full economic cycles. For example, we have added to the fund’s holdings of utilities and motorway companies in Italy, France and Spain that have attractive dividend yields and strong cash flows.At the same time, we have maintained the fund’s emphasis on cyclical companies in Asia and Japan, which we expect to continue to benefit from the region’s economic growth.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share prices and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an unmanaged index of global stock market performance, excluding the U.S., consisting solely of equity securities.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

Common Stocks—93.1%	Shares	Value ($)

Australia—2.1%
Commonwealth Bank of Australia	11,109	250,716
Macquarie Infrastructure	133,800	265,734
WMC Resources	79,700 [a]	275,709
		792,159
Austria—1.8%
Erste Bank der oesterreichischen Sparkassen	4,543	679,923
Belgium—1.6%
Belgacom	11,900 [a]	360,908
KBC Bankverzekerings	4,500 [a]	252,942
		613,850
Brazil—4.1%
Aracruz Celulose, ADR	5,700	177,498
Brasil Telecom Part, ADR	12,140	376,340
Companhia Vale do Rio Doce, ADR	5,904	230,787
Petroleo Brasileiro, ADR	30,600	763,470
		1,548,095
Canada—2.5%
Oncolytics Biotech	97,300 [a]	668,809
Oncolytics Biotech (Purchase Warrants, 2005)	54,143 [a]	214,299
Oncolytics Biotech (Purchase Warrants, 2006)	29,734 [a]	36,412
		919,520
Chile—.4%
Corpbanca , ADR	5,800 [a]	139,490
Denmark—.6%
Carlsberg	4,540	224,155
France—7.6%
BNP Paribas	6,139	368,692
France Telecom	17,124	413,217
Lafarge	5,496	457,889
L’Oreal	4,172	314,575
Societe Generale	4,030	335,752
Total	2,944	544,543
Vinci	4,340	422,449
		2,857,117
Germany—3.9%
AMB Generali Holding	4,786	349,970
BASF	7,520	387,989
Celesio	7,100	395,852

6

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
SAP	2,173	329,518
		1,463,329
Greece—2.3%
EFG Eurobank Ergasias	21,100	451,238
Public Power	15,660	396,849
		848,087
Indonesia—3.5%
PT Bank Central Asia	1,320,500	586,321
PT Hanjaya Mandala Sampoerna	1,268,500	736,534
		1,322,855
Italy—4.6%
Assicurazioni Generali	10,100	266,362
Enel	27,900	222,410
Eni	14,686	298,578
Snam Rete Gas	99,060	439,368
Telecom Italia	215,594 [a]	502,672
		1,729,390
Japan—15.1%
ACOM	6,780	482,903
BRIDGESTONE	22,000	372,398
JFE Holdings	17,500	392,483
Japan Retail Fund Investment	66	437,189
KIRIN BREWERY	51,000	505,587
Kao	12,000	286,530
LAWSON	9,500	356,395
Mitsubishi Tokyo Financial Group	48	427,131
NISSAN MOTOR	25,700	286,215
Nippon Building Fund	63	461,846
Nippon Yusen Kabushiki Kaisha	81,000	329,564
Sumitomo Mitsui Financial Group	45	340,084
Tokyo Electric Power	12,100	259,313
Tostem Inax Holding	18,000	342,531
West Japan Railway	96	373,196
		5,653,365
Luxembourg—.7%
Arcelor	14,719	244,552

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Malaysia—2.2%
Astro All Asia Networks	215,200 [a]	294,484
Malayan Banking Berhad	101,000	279,079
Road Builder Holdings Berhad	271,000	253,884
		827,447
Netherlands—.9%
Koninklijke Ahold	44,300 [a]	343,056
Singapore—3.2%
HongKong Land Holdings	145,000	250,850
MobileOne	263,000	227,224
Singapore Post	466,000	227,324
Singapore Press Holdings	39,000	481,354
		1,186,752
South Africa—.8%
MTN Group	75,100 [a]	312,980
South Korea—5.1%
KT&G, GDR	48,857 [b,c]	602,382
SK Telecom, ADR	16,800	339,360
Samsung Electronics	1,250	593,386
Shinsegae	1,600	361,359
		1,896,487
Spain—3.0%
Abertis Infraestructuras	22,741	379,743
Altadis	15,600	440,958
Iberdrola	14,805	291,946
		1,112,647
Sweden—.9%
Skandinaviska Enskilda Banken	23,751	345,098
Switzerland—7.5%
Nestle	3,155	798,118
Novartis	19,066	849,927
Roche Holding	6,611	693,426
UBS	6,503	462,171
		2,803,642
Taiwan—1.3%
China Steel, GDR	26,900	473,897
Thailand—3.0%
Advanced Info Service	165,200	363,349
Bank Of Ayudhya	1,298,100 [a]	386,088

8

Common Stocks (continued)			Shares	Value ($)

Thailand (continued)
Siam Cement			70,400	380,065
				1,129,502
United Kingdom—14.4%
AstraZeneca			11,968	559,662
BHP Billiton			31,100	248,456
GUS			36,985	512,237
GlaxoSmithKline			15,689	324,684
Invensys			104,715 [a]	36,211
National Grid Transco			47,800	362,587
Reckitt Benckiser			10,464	272,036
Severn Trent			25,300	351,299
Shell Transport & Trading			219,532	1,514,405
Unilever			38,516	363,368
Vodafone Group			344,722	837,499
				5,382,444
Total Common Stocks
(cost $	27,985,199)			34,849,839

Preferred Stock—1.8%

Germany;
Henkel
(cost $	493,174)		7,567	654,922

Investment of Cash Collateral
for Securities Loaned—.8%

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	311,250)		311,250 [d]	311,250

Total Investments (cost $		28,789,623)	95.7%	35,816,011
Cash and Receivables (Net)			4.3%	1,587,628
Net Assets			100.0%	37,403,639

a Non-income producing.
b	Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, this security amounted to $602,382 or 1.6% of net assets.

c	A portion of this security is on loan. At April 30, 2004, the total market value of the fund’s security on loan is $296,250 and the total market value of the collateral held by the fund is $311,250.
d	Investments in affiliated money market mutual funds.

See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan, valued at $296,250)—Note 1(c):
Unaffiliated issuers	28,478,373	35,504,761
Affiliated issuers	311,250	311,250
Cash		1,731,815
Cash denominated in foreign currencies	325,035	326,420
Receivable for investment securities sold		315,462
Receivable for forward currency exchange contracts—Note 4		267,684
Dividends receivable		197,785
Receivable for shares of Common Stock subscribed		160,152
Net unrealized appreciation on forward
currency exchange contracts—Note 4		22,867
Prepaid expenses		19,563
		38,857,759

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		42,782
Payable for investment securities purchased		997,854
Liability for securities on loan—Note 1(c)		311,250
Payable for shares of Common Stock redeemed		22,865
Net unrealized depreciation on forward
currency exchange contracts—Note 4		4,477
Accrued expenses		74,892
		1,454,120

Net Assets ( $)		37,403,639

Composition of Net Assets ($):
Paid-in capital		57,593,707
Accumulated distributions in excess of investment income—net		(209,272)
Accumulated net realized gain (loss) on investments		(27,031,865)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		7,051,069

Net Assets ( $)		37,403,639
Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	34,423,533	2,185,153	775,637	16,059	3,257
Shares Outstanding	4,313,694	294,663	109,393	1,977	413

Net Asset Value
Per Share ( $)	7.98	7.42	7.09	8.12	7.89

See notes to financial statements.
10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $63,607 foreign taxes withheld at source)	485,506
Income on securities lending	3,189
Interest	2,886
Total Income	491,581
Expenses:
Investment advisory fee—Note 3(a)	132,224
Shareholder servicing costs—Note 3(c)	91,295
Custodian fees	31,101
Professional fees	22,478
Registration fees	19,172
Distribution fees—Note 3(b)	10,772
Prospectus and shareholders’ reports	8,592
Directors’ fees and expenses—Note 3(d)	2,976
Miscellaneous	5,455
Total Expenses	324,065
Investment Income—Net	167,516

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and
foreign currency transactions	3,110,749
Net realized gain (loss) on forward currency exchange contracts	296,169
Net Realized Gain (Loss)	3,406,918
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	470,987
Net Realized and Unrealized Gain (Loss) on Investments	3,877,905
Net Increase in Net Assets Resulting from Operations	4,045,421

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	167,516	111,619
Net realized gain (loss) on investments	3,406,918	(135,663)
Net unrealized appreciation
(depreciation) on investments	470,987	7,696,537
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,045,421	7,672,493

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(890,802)	(555,832)
Class B shares	(44,821)	(19,614)
Class C shares	(17,827)	(6,262)
Class R shares	(542)	(461)
Class T shares	(23)	—
Total Dividends	(954,015)	(582,169)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	6,419,706	121,582,564
Class B shares	471,516	2,797,650
Class C shares	126,890	2,597,373
Class R shares	1,275	1,047,867
Class T shares	1,900	975
Dividends reinvested:
Class A shares	859,597	536,323
Class B shares	38,480	17,433
Class C shares	13,838	4,905
Class R shares	542	412
Class T shares	23	—
Cost of shares redeemed:
Class A shares	(4,928,430)	(125,751,909)
Class B shares	(456,867)	(3,219,733)
Class C shares	(94,497)	(2,654,915)
Class R shares	(8,184)	(1,077,452)
Class T shares	—	(1,449)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,445,789	(4,119,956)
Total Increase (Decrease) in Net Assets	5,537,195	2,970,368

Net Assets ($):
Beginning of Period	31,866,444	28,896,076
End of Period	37,403,639	31,866,444
Undistributed (distributions in excess of)
investment income—net	(209,272)	577,227
12

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	798,470	20,830,721
Shares issued for dividends reinvested	116,793	90,141
Shares redeemed	(618,498)	(21,317,492)
Net Increase (Decrease) in Shares Outstanding	296,765	(396,630)

Class Ba
Shares sold	63,282	512,120
Shares issued for dividends reinvested	5,609	3,130
Shares redeemed	(60,946)	(583,520)
Net Increase (Decrease) in Shares Outstanding	7,945	(68,270)

Class C
Shares sold	18,188	519,911
Shares issued for dividends reinvested	2,109	920
Shares redeemed	(13,276)	(524,858)
Net Increase (Decrease) in Shares Outstanding	7,021	(4,027)

Class R
Shares sold	162	180,253
Shares issued for dividends reinvested	72	66
Shares redeemed	(991)	(182,934)
Net Increase (Decrease) in Shares Outstanding	(757)	(2,615)

Class T
Shares sold	242	168
Shares issued for dividends reinvested	3	—
Shares redeemed	—	(250)
Net Increase (Decrease) in Shares Outstanding	245	(82)

a During the period ended April 30, 2004, 40,764 Class B shares representing $306,059 were automatically converted to 37,929 Class A shares and during the year ended October 31, 2003, 43,325 Class B shares representing $237,845 were automatically converted to 40,439 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	7.28	5.97	7.42	17.21	16.07	13.33
Investment Operations:
Investment income (loss)—net[a]	.04	.03	(.00)[b]	(.04)	(.03)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	.88	1.41	(1.45)	(4.91)	1.79	2.76
Total from Investment Operations	.92	1.44	(1.45)	(4.95)	1.76	2.76
Distributions:
Dividends from
investment income—net	(.22)	(.13)	—	—	—	(.02)
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)	—
Total Distributions	(.22)	(.13)	—	(4.84)	(.62)	(.02)
Net asset value, end of period	7.98	7.28	5.97	7.42	17.21	16.07

Total Return (%)[c]	12.91[d]	24.53	(19.54)	(39.33)	10.70	20.74

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.87[d]	2.02	1.83	1.51	1.37	1.42
Ratio of net investment income
(loss) to average net assets	.51[d]	.45	(.05)	(.37)	(.15)	(.01)
Portfolio Turnover Rate	43.48[d]	122.55	146.03	223.72	221.46	221.94

Net Assets, end of period
($ x 1,000)	34,424	29,246	26,334	36,546	74,590	58,908

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	6.75	5.54	6.94	16.54	15.59	13.00
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.03)	(.07)	(.13)	(.20)	(.06)
Net realized and unrealized
gain (loss) on investments	.83	1.30	(1.33)	(4.63)	1.77	2.65
Total from Investment Operations	.83	1.27	(1.40)	(4.76)	1.57	2.59
Distributions:
Dividends from
investment income—net	(.16)	(.06)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)	—
Total Distributions	(.16)	—	—	(4.84)	(.62)	—
Net asset value, end of period	7.42	6.75	5.54	6.94	16.54	15.59

Total Return (%)[c]	12.43[d]	23.07	(20.17)	(39.90)	9.72	19.83

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.39[d]	3.04	2.80	2.42	2.18	2.18
Ratio of net investment income
(loss) to average net assets	.00[d,e]	(.60)	(1.11)	(1.30)	(1.13)	(.41)
Portfolio Turnover Rate	43.48[d]	122.55	146.03	223.72	221.46	221.94

Net Assets, end of period
($ x 1,000)	2,185	1,936	1,965	3,520	10,047	24,853

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	6.47	5.30	6.67	16.02	15.16	12.66
Investment Operations:
Investment income (loss)—net[a]	.00[b]	(.02)	(.05)	(.11)	(.17)	(.14)
Net realized and unrealized
gain (loss) on investments	.79	1.25	(1.32)	(4.40)	1.65	2.64
Total from Investment Operations	.79	1.23	(1.37)	(4.51)	1.48	2.50
Distributions:
Dividends from
investment income—net	(.17)	(.06)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)	—
Total Distributions	(.17)	(.06)	—	(4.84)	(.62)	—
Net asset value, end of period	7.09	6.47	5.30	6.67	16.02	15.16

Total Return (%)[c]	12.41[d]	23.45	(20.54)	(39.56)	9.45	19.75

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.34[d]	2.89	2.71	2.33	2.14	2.22
Ratio of net investment income
(loss) to average net assets	.03[d]	(.41)	(.93)	(1.17)	(.89)	(.97)
Portfolio Turnover Rate	43.48[d]	122.55	146.03	223.72	221.46	221.94

Net Assets, end of period
($ x 1,000)	776	663	563	754	2,987	966

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	7.40	6.08	7.45	17.22	16.05	13.32
Investment Operations:
Investment income (loss)—net[a]	.02	.11	.02	(.01)	(.02)	.02
Net realized and unrealized
gain (loss) on investments	.89	1.30	(1.39)	(4.92)	1.81	2.77
Total from Investment Operations	.91	1.41	(1.37)	(4.93)	1.79	2.79
Distributions:
Dividends from
investment income—net	(.19)	(.09)	—	—	—	(.06)
Dividends from net realized
gain on investments	—	—	—	(4.84)	(.62)	—
Total Distributions	(.19)	(.09)	—	(4.84)	(.62)	(.06)
Net asset value, end of period	8.12	7.40	6.08	7.45	17.22	16.05

Total Return (%)	12.57[b]	23.21	(18.26)	(39.10)	10.84	21.04

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.06[b]	2.21	1.47	1.19	1.20	1.24
Ratio of net investment income
(loss) to average net assets	.27[b]	1.24	.29	(.09)	(.13)	.15
Portfolio Turnover Rate	43.48[b]	122.55	146.03	223.72	221.46	221.94

Net Assets, end of period
($ x 1,000)	16	20	32	734	1,502	92

a Based on average shares outstanding at each month end.

b Not annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value, beginning of period	7.17	5.84	7.33	17.13	22.65
Investment Operations:
Investment income (loss)—net[b]	.01	(.06)	(.09)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	.85	1.39	(1.40)	(4.88)	(5.46)
Total from Investment Operations	.86	1.33	(1.49)	(4.96)	(5.52)
Distributions:
Dividends from investment income—net	(.14)	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	(4.84)	—
Total Distributions	(.14)	—	—	(4.84)	—
Net asset value, end of period	7.89	7.17	5.84	7.33	17.13

Total Return (%)[c]	12.12[d]	22.77	(20.33)	(39.62)	(24.37)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.62[d]	3.47	2.72	1.93	1.16[d]
Ratio of net investment income
(loss) to average net assets	.10[d]	(1.05)	(1.14)	(.81)	(.36)[d]
Portfolio Turnover Rate	43.48[d]	122.55	146.03	223.72	221.46

Net Assets, end of period ($ x 1,000)	3	1	1	7	16

a From March 1, 2000 (commencement of initial offering) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund’s investment objective is to maximize capital growth.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Newton Investment Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon and an affiliate of Dreyfus.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities markets on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $755 during the period ended April 30, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund’s Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $29,755,195 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $25,202,966 of the carryover expires in fiscal 2009, $3,503,697 expires in fiscal 2010 and $1,048,532 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income

$582,169.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $23,315, Rule 12b-1 distribution plan fees $1,859, shareholder services plan fees $7,768 and transfer agency per account fees $9,840.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35 of 1%
$100 million to $1 billion	.30 of 1%
$1 billion to $1.5 billion	.26 of 1%
In excess of $1.5 billion	.20 of 1%

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2004, the Distributor retained $5,133 from commissions earned on sales of the fund’s Class A shares and $2,954 and $207 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $7,934, $2,836 and $2, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $40,459, $2,645, $945 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $20,854 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 2004, amounted to $14,992,049 and $14,926,387, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2004:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
British Pound,
expiring 5/14/2004	117,332	192,987	208,445	15,458
Danish Krone,
expiring 5/4/2004	1,412,088	226,601	227,470	869
Euro,
expiring 5/14/2004	65,312	74,697	78,244	3,547
Japanese Yen,
expiring 5/6/2004	68,396,737	624,005	619,788	(4,217)
Japanese Yen,
expiring 5/10/2004	2,994,465	26,720	26,682	(38)
Singapore Dollar,
expiring 5/3/2004	84,745	49,991	49,808	(183)
Singapore Dollar,
expiring 5/5/2004	126,088	74,145	74,106	(39)
Sales:		Proceeds ($)
Japanese Yen,
expiring 5/7/2004	34,812,758	318,455	315,462	2,993
Total				18,390

At April 30, 2004, accumulated net unrealized appreciation on investments was $7,026,388, consisting of $7,606,222 gross unrealized appreciation and $579,834 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 27

NOTES

For More Information

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus Premier
International Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V 4LA
England

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation

0092SA0404

Dreyfus Premier
Japan Fund

SEMIANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
17	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Japan Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Japan Fund covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Miki Sugimoto.

Positive economic data continued to accumulate in many of the world’s developed and emerging markets during the reporting period. Recovering economies in China and the United States have led to better business conditions for many exporters, including suppliers of energy products and raw materials used in manufacturing.At the same time, relatively low interest rates and robust consumer spending have supported most local economies. As a result, companies around the world have generally enjoyed higher earnings and stock prices.

Despite these encouraging developments, we continue to believe that investors should be aware of potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation, an unexpected interruption of global demand for energy and commodities, and the chance that terrorism could cause renewed instability in international markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

2

DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 9.89% for Class A shares, 9.45% for Class B shares, 9.46% for Class C shares, 10.00% for Class R shares, and 9.69% for Class T shares.1 This compares with a total return of 12.85% produced by the fund’s benchmark, the Morgan Stanley Capital International MSCI Japan Index, over the same period.2

Strong global economic growth generally drove Japanese stock prices higher during the reporting period, particularly among the more speculative, growth-oriented sectors of the market.The fund shared in the market’s gains to a degree. However, we found what we believed to be the most attractively valued investment opportunities in traditionally defensive or laggard sectors such as telecommunications and blue-chip export stocks. Because such stocks remained out of favor until late in the reporting period, the fund underperformed its benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of Japanese companies. The fund’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

In choosing stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company’s prospects have changed or that its stock is fully valued by the market.

Many of the securities in which the fund invests are denominated in yen.To protect the fund against potential depreciation of the yen versus the U.S. dollar, the fund manager may, at times, engage in currency hedging.

What other factors influenced the fund’s performance?

Although the Japanese economy continued to show evidence of weakness throughout the reporting period, strong growth in China and other Asian countries raised hopes in Japan that its domestic economy might improve after years of recession. At the same time, individual Japanese investors held significant cash reserves. Rising economic expectations led these investors to allocate more money to stocks, driving equity prices higher and thereby attracting additional capital to the market.

In this environment, investors continued to bid up the prices in domestic economy-orientated areas such as consumer finance, banking and real estate.The fund held positions in several consumer finance stocks, such as ACOM and Promise, that benefited from this trend. Other strong performers included the midcap holding DOSHISHA, a well-established importer of goods from China. However, as prices for many of these stocks rose beyond levels we believed were justified by their underlying fundamentals, the fund shifted its focus to other areas of the market, where valuations appeared more reasonable to us.

The fund found several attractive investments among blue-chip export stocks, many with familiar names such as BRIDGESTONE, CANON and HONDA MOTOR.The market tended to overlook these stocks because they lacked exposure to the booming Chinese economy. In

4

addition, with the United States as their major market, their revenues were adversely affected by the weakening U.S. dollar. However, they also offered strong balance sheets, good long-term growth prospects and reasonable valuations, qualities the market began to reward during the final weeks of the reporting period.The fund also established positions among telecommunications and transportation stocks, such as West Japan Railway. Such stocks had been discounted by the market for a variety of reasons, but appeared to us to represent good values.

What is the fund’s current strategy?

As of the end of the reporting period, we believe that this liquidity driven investment environment has driven prices of many Japanese stocks to levels where a lot of good news is discounted in the share price. Accordingly, we have continued to believe that more prudent and attractive investment opportunities are to be found among carefully chosen companies with strong fundamentals in areas that have been overlooked by the market.As of the end of the reporting period, we have found the greatest number of such investments among blue-chip exporters.We also have continued to find opportunities across a wide range of other industries and market capitalizations, enabling us to maintain a portfolio that is broadly diversified across Japan’s various market sectors.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through October 31, 2004, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) Japan Index is a market capitalization index of Japanese companies based on MSCI-selected criteria.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

Common Stocks—89.5%	Shares	Value ($)

Basic Materials—9.3%
Hitachi Chemical	26,200	479,580
KANEKA	38,000	350,886
KONICA MINOLTA HOLDINGS	31,500	436,156
Shin-Etsu Chemical	10,500	424,358
		1,690,980
Communications—8.9%
CAPCOM	16,700	175,694
Fuji Television Network	48	124,399
NIPPON TELEGRAPH AND TELEPHONE	91	478,275
NTT DoCoMo	224	444,529
VODAFONE HOLDINGS	171	402,882
		1,625,779
Construction/Property—9.2%
Daiwa House Industry	28,000	313,352
JGC	27,000	239,282
Japan Retail Fund Investment	48	317,956
MORI TRUST Sogo Reit	27	191,817
Tokyo Tatemono	49,000	297,494
Tostem Inax Holding	17,000	323,501
		1,683,402
Consumer Staples—26.9%
BANDAI	8,600	208,464
BRIDGESTONE	34,000	575,524
FAST RETAILING	3,200	249,377
FUJI OIL	47,400	549,789
HANKYU DEPARTMENT STORES	39,000	323,366
HONDA MOTOR	10,600	425,518
ITOCHU-SHOKUHIN	2,000	71,768
KIKKOMAN	53,000	421,676
LAWSON	9,800	367,650
NISSAN MOTOR	35,800	398,697
Nintendo	3,800	358,806
Sumitomo Rubber Industries	17,000	147,886
Toyota Motor	11,900	430,257
YAMAHA	8,800	165,067
Yokohama Rubber Company	57,000	202,474
		4,896,319

6

Common Stocks (continued)			Shares	Value ($)

Financial—7.7%
ACOM			3,440	245,013
MATSUI SECURITIES			7,400 [a]	244,085
Mitsubishi Tokyo Financial Group			35	311,449
Promise			3,600	238,141
Sumitomo Mitsui Financial Group			47	355,199
				1,393,887
Pharmaceutical—1.4%
TERUMO			12,100	256,572
Services—8.9%
Alfresa Holdings			4,300	233,791
DAIICHIKOSHO			5,900	175,361
DOSHISHA			9,800	396,955
KURODA ELECTRIC			10,000	443,115
RESORTTRUST			14,380	376,586
				1,625,808
Technology—14.4%
ALPS ELECTRIC			29,000	417,833
CANON			10,000	524,670
Hitachi			59,000	414,345
KYOCERA			5,100	421,938
MURATA MANUFACTURING COMPANY			6,400	419,881
PIONEER			15,000	428,164
				2,626,831
Transportation—2.8%
West Japan Railway			130	505,369
Total Common Stocks
(cost $	14,383,792)			16,304,947

Investment of Cash Collateral
for Securities Loaned—1.1%

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	205,320)		205,320 [b]	205,320

Total Investments (cost $		14,589,112)	90.6%	16,510,267
Cash and Receivables (Net)			9.4%	1,712,482
Net Assets			100.0%	18,222,749
a A portion of this security is on loan. At April 30, 2004, the total market value of the fund’s security on loan is $195,263 and the total market value of the collateral held by the fund is $205,320.

b Investments in affiliated money market mutual funds.

See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on
loan, valued at $195,263)—Note 1(c):
Unaffiliated issuers			14,383,792		16,304,947
Affiliated issuers				205,320	205,320
Cash					1,676,123
Cash denominated in foreign currencies				232,234	231,308
Receivable for shares of Common Stock subscribed					105,934
Net unrealized appreciation on forward
currency exchange contracts—Note 4					105,272
Receivable for investment securities sold					136,777
Dividends receivable					61,224
Prepaid expenses					28,554
					18,855,459

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)					23,614
Payable for investment securities purchased					320,236
Liability for securities on loan—Note 1(c)					205,320
Payable for shares of Common Stock redeemed					57,513
Accrued expenses					26,027
					632,710

Net Assets ( $)					18,222,749

Composition of Net Assets ($):
Paid-in capital					16,563,440
Accumulated undistributed investment (loss)—net					(84,173)
Accumulated net realized gain (loss) on investments					(280,531)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					2,024,013

Net Assets ( $)					18,222,749

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	7,849,416	1,856,208	4,294,381	556,830	3,665,914
Shares Outstanding	736,032	180,102	416,938	51,662	348,072

Net Asset Value
Per Share ( $)	10.66	10.31	10.30	10.78	10.53

See notes to financial statements.
8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $5,442 foreign taxes withheld at source)	68,705
Interest	2,728
Income on securities lending	1,443
Total Income	72,876
Expenses:
Investment advisory fee—Note 3(a)	55,738
Registration fees	24,665
Shareholder servicing costs—Note 3(c)	23,304
Distribution fees—Note 3(b)	16,096
Auditing fees	13,162
Custodian fees	12,060
Prospectus and shareholders’ reports	5,448
Directors’ fees and expenses—Note 3(d)	1,123
Legal fees	635
Miscellaneous	3,895
Total Expenses	156,126
Less—reduction in management fee
due to undertaking—Note 3(a)	(15,243)
Net Expenses	140,883
Investment (Loss)—Net	(68,007)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	650,893
Net realized gain (loss) on forward currency exchange contracts	(29,601)
Net Realized Gain (Loss)	621,292
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	544,592
Net Realized and Unrealized Gain (Loss) on Investments	1,165,884
Net Increase in Net Assets Resulting from Operations	1,097,877

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment (loss)—net	(68,007)	(40,592)
Net realized gain (loss) on investments	621,292	(143,590)
Net unrealized appreciation
(depreciation) on investments	544,592	1,724,017
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,097,877	1,539,835

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	6,829,889	4,640,006
Class B shares	925,346	974,800
Class C shares	3,562,550	3,924,741
Class R shares	163,339	437,788
Class T shares	955,034	3,483,861
Cost of shares redeemed:
Class A shares	(1,829,415)	(3,633,291)
Class B shares	(140,341)	(379,339)
Class C shares	(1,290,342)	(2,690,403)
Class R shares	(99,215)	(394,118)
Class T shares	(212,818)	(1,715,499)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	8,864,027	4,648,546
Total Increase (Decrease) in Net Assets	9,961,904	6,188,381

Net Assets ($):
Beginning of Period	8,260,845	2,072,464
End of Period	18,222,749	8,260,845

10

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class A
Shares sold	672,202	631,767
Shares redeemed	(181,167)	(528,238)
Net Increase (Decrease) in Shares Outstanding	491,035	103,529

Class B
Shares sold	91,513	121,984
Shares redeemed	(15,234)	(55,500)
Net Increase (Decrease) in Shares Outstanding	76,279	66,484

Class C
Shares sold	359,814	509,270
Shares redeemed	(137,407)	(364,739)
Net Increase (Decrease) in Shares Outstanding	222,407	144,531

Class R
Shares sold	16,680	56,114
Shares redeemed	(9,813)	(51,492)
Net Increase (Decrease) in Shares Outstanding	6,867	4,622

Class T
Shares sold	96,157	430,468
Shares redeemed	(22,259)	(189,040)
Net Increase (Decrease) in Shares Outstanding	73,898	241,428

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	9.71	6.91	8.91	12.35	12.50
Investment Operations:
Investment (loss)—net[b]	(.04)	(.08)	(.09)	(.16)	(.17)
Net realized and unrealized
gain (loss) on investments	.99	2.88	(1.91)	(3.03)	.02
Total from Investment Operations	.95	2.80	(2.00)	(3.19)	(.15)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Net asset value, end of period	10.66	9.71	6.91	8.91	12.35

Total Return (%)[c]	9.89[d]	40.52	(22.53)	(26.30)	(1.12)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.13[d]	2.25	2.25	2.25	2.00[d]
Ratio of net investment (loss)
to average net assets	(.44)[d]	(1.07)	(1.27)	(1.53)	(1.24)[d]
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.12[d]	2.87	5.24	3.07	5.48[d]
Portfolio Turnover Rate	64.66[d]	167.13	218.85	207.26	327.77[d]

Net Assets, end of period ($ x 1,000)	7,849	2,380	977	373	507

a From December 15, 1999 (commencement of operations) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

12

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	9.42	6.76	8.79	12.27	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.13)	(.17)	(.23)	(.26)
Net realized and unrealized
gain (loss) on investments	.97	2.79	(1.86)	(3.00)	.03
Total from Investment Operations	.89	2.66	(2.03)	(3.23)	(.23)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Net asset value, end of period	10.31	9.42	6.76	8.79	12.27

Total Return (%)[c]	9.45[d]	39.35	(23.18)	(26.74)	(1.84)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.48[d]	3.00	3.00	3.00	2.64[d]
Ratio of net investment (loss)
to average net assets	(.89)[d]	(1.81)	(2.18)	(2.27)	(1.88)[d]
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.15[d]	2.75	5.02	3.07	5.59[d]
Portfolio Turnover Rate	64.66[d]	167.13	218.85	207.26	327.77[d]

Net Assets, end of period ($ x 1,000)	1,856	978	252	297	404

a From December 15, 1999 (commencement of operations) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class C Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	9.41	6.76	8.79	12.27	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.13)	(.17)	(.23)	(.26)
Net realized and unrealized
gain (loss) on investments	.97	2.78	(1.86)	(3.00)	.03
Total from Investment Operations	.89	2.65	(2.03)	(3.23)	(.23)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Net asset value, end of period	10.30	9.41	6.76	8.79	12.27

Total Return (%)[c]	9.46[d]	39.20	(23.18)	(26.74)	(1.84)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.48[d]	3.00	3.00	3.00	2.64[d]
Ratio of net investment (loss)
to average net assets	(.84)[d]	(1.82)	(2.21)	(2.27)	(1.88)[d]
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.13[d]	2.49	4.96	3.07	5.58[d]
Portfolio Turnover Rate	64.66[d]	167.13	218.85	207.26	327.77[d]

Net Assets, end of period ($ x 1,000)	4,294	1,831	338	290	397

a From December 15, 1999 (commencement of operations) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	9.80	6.96	8.96	12.38	12.50
Investment Operations:
Investment (loss)—net[b]	(.04)	(.06)	(.10)	(.13)	(.14)
Net realized and unrealized
gain (loss) on investments	1.02	2.90	(1.90)	(3.04)	.02
Total from Investment Operations	.98	2.84	(2.00)	(3.17)	(.12)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Net asset value, end of period	10.78	9.80	6.96	8.96	12.38

Total Return (%)	10.00[c]	40.80	(22.41)	(26.01)	(.96)[c]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.94[c]	2.00	2.00	2.00	1.75[c]
Ratio of net investment (loss)
to average net assets	(.36)[c]	(.83)	(1.18)	(1.27)	(.99)[c]
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.16[c]	3.25	5.08	3.07	5.56[c]
Portfolio Turnover Rate	64.66[c]	167.13	218.85	207.26	327.77[c]

Net Assets, end of period ($ x 1,000)	557	439	280	321	435

a From December 15, 1999 (commencement of operations) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Not annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000[a]

Per Share Data ($):
Net asset value,
beginning of period	9.60	6.86	8.87	12.33	12.50
Investment Operations:
Investment (loss)—net[b]	(.06)	(.12)	(.13)	(.18)	(.19)
Net realized and unrealized
gain (loss) on investments	.99	2.86	(1.88)	(3.03)	.02
Total from Investment Operations	.93	2.74	(2.01)	(3.21)	(.17)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.25)	—
Net asset value, end of period	10.53	9.60	6.86	8.87	12.33

Total Return (%)[c]	9.69[d]	39.94	(22.75)	(26.45)	(1.36)[d]

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.24[d]	2.50	2.50	2.50	2.18[d]
Ratio of net investment (loss)
to average net assets	(.62)[d]	(1.31)	(1.68)	(1.77)	(1.42)[d]
Decrease reflected in above
expense ratios due to undertakings
by The Dreyfus Corporation	.15[d]	1.69	5.05	3.07	5.57[d]
Portfolio Turnover Rate	64.66[d]	167.13	218.85	207.26	327.77[d]

Net Assets, end of period ($ x 1,000)	3,666	2,633	225	290	395

a From December 15, 1999 (commencement of operations) to October 31, 2000.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Japan Fund (the “fund”) is a separate diversified series of Dreyfus Premier International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series including the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Newton Investment Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2004, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held the following shares of the fund:

Class B...... 32,685	Class R.....	32,678
Class C...... 32,685	Class T	32,682

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

18

ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,725 during the period ended April 30, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the fund’s Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $824,602 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied,

20

$379,395 of the carryover expires in fiscal 2009, $322,816 expires in fiscal 2010 and $122,391 expires in fiscal 2011.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2004, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage commissions, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund’s average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $15,243 during the period ended April 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $14,680, Rule 12b-1 distribution plan fees $4,023, shareholder services plan fees $3,335 and transfer agency per account fees $1,576.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	.35 of 1%
$100 million to $1 billion	.30 of 1%
$1 billion to $1.5 billion	.26 of 1%
In excess of $1.5 billion	.20 of 1%

During the period ended April 30, 2004, the Distributor retained $10,814 and $34 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $3,301 and $6,050 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $4,134, $8,296 and $3,666, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service

22

Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $5,502, $1,378, $2,765 and $3,666, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $5,173 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2004, amounted to $14,523,452 and $6,833,474, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2004:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)

Sales:
Japanese Yen,
expiring 5/14/2004	622,550,000	5,744,822	5,639,550	105,272

At April 30, 2004, accumulated net unrealized appreciation on investments was $1,921,155, consisting of $2,092,424 gross unrealized appreciation and $171,269 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments

24

was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 25

For More Information

To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

Dreyfus Premier
Japan Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V 4LA
England

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

© 2004 Dreyfus Service Corporation

0296SA0404

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

SSL-DOCS2 70134233v1

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier International Funds, Inc.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	June 25, 2004

SSL-DOCS2 70134233v1

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70134233v1